                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE OHIO CORPORATION                                        (f)                SAME
  BANK ONE, AKRON, N.A.                                          (a)                "  "
    BANC ONE AKRON SERVICE CORP.                                 (f)                "  "
  BANK ONE, ATHENS, N.A.                                         (a)                "  "
    ATHENS SERVICE CORP.                                         (m)                "  "
  BANK ONE, CAMBRIDGE, N.A.                                      (a)                "  "
  BANK ONE, CINCINNATI, N.A.                                     (a)                "  "
    BANC ONE CINCINNATI AUTOLEASE CORP.                          (f)                "  "
  BANK ONE, CLEVELAND, N.A.                                      (a)                "  "
  BANK ONE, COLUMBUS, N.A.                                       (a)                "  "
    BANC ONE INVESTMENT ADVISORS CORP.                           (f)                "  "
    BANC ONE VEHICLE FINANCE CORP.                               (f)                "  "
    BOC REALTY, INC.                                             (f)                "  "
      BOC TOLEDO, INC.                                           (f)                "  "
      BOC MIDWEST, INC.                                          (f)                "  "
      BOC FLORIDA, INC.                                          (f)                "  "
      BOC SOUTHERN, INC.                                         (f)                "  "
      BOC AFFILIATES, INC.                                       (f)                "  "
    BANC ONE ACCEPTANCE CORP.                                    (f)                "  "
      BOX LEASING CORP.                                          (f)                "  "
    ICF INVESTMENT CORP.                                         (f)                "  "
    BANC ONE COMPENSATION SERVICES CORP.  (80%)                  (f)                "  "
    29160 CENTER RIDGE CO., INC.                                 (f)                "  "
    MARIETTA HOTEL CO.                                           (f)                "  "
    GULF SHORES CONDOMINIUMS                                     (f)                "  "
    MAUMEE RIVER HOTEL CORP.                                     (f)                "  "
  BANK ONE, COSHOCTON, N.A.                                      (a)                "  "
  BANK ONE, DAYTON, N.A.                                         (a)                "  "
    BANC ONE DAYTON SERVICE CORP.                                (f)                "  "
  BANK ONE, DOVER, N.A.                                          (a)                "  "
  BANK ONE, EAST LANSING                                         (c)                "  "
  BANK ONE, FENTON, N.A.                                         (a)                "  "
  BANK ONE, FREMONT, N.A.                                        (a)                "  "
  BANK ONE LIMA, N.A.                                            (a)                "  "
    BANC ONE WAPAKONETA SERVICE CORP.                            (e)                "  "
  BANK ONE, MARION                                               (b)                "  "
  BANK ONE, MANSFIELD                                            (b)                "  "
    BANC ONE TRAVEL CORP.                                        (f)                "  "
  BANK ONE, MARIETTA, N.A. (99.99%)                              (a)                "  "
  BANK ONE, PORTSMOUTH, N.A.                                     (a)                "  "
  BANK ONE, SIDNEY, N.A.                                         (a)                "  "
  BANK ONE, STEUBENVILLE, N.A.                                   (a)                "  "
    BANC ONE LOAN SERVICES CORP.                                 (k)                "  "
  BANK ONE, STURGIS                                              (c)                "  "
  BANK ONE OHIO TRUST COMPANY, N.A.                              (a)                "  "
  BANK ONE, YOUNGSTOWN, N.A.                                     (a)                "  "
    BANC ONE, YOUNGSTOWN  FINANCIAL SERVICES CORP.               (k)                "  "
  BANK ONE, YPSILANTI, N.A.                                      (a)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE KENTUCKY CORPORATION                                    (d)                "  "
  CSB BANCSHARES, INC.                                           (d)                "  "
    LIBERTY NATIONAL BANK AND TRUST COMPANY OF INDIANA           (a)                "  "
      FIRST B.C. REALTY CORP.                                    (e)                "  "
  LIBERTY FINANCIAL SERVICES, INCORPORATED                       (d)                "  "
  LIBERTY INVESTMENT SERVICES, INC.                              (d)                "  "
  LIBERTY NATIONAL BANK AND TRUST COMPANY OF KENTUCKY            (a)                "  "
    LIBERTY NATIONAL LEASING COMPANY                             (d)                "  "
    LIBERTY PROPERTIES INCORPORATED                              (d)                "  "
    LIBERTY VEHICLE LEASING COMPANY                              (d)                "  "
    LNB LIFE INSURANCE COMPANY                                   (d)                "  "
    MONEY CARD, INC.                                             (d)                "  "
    LIBERTY LEASING CORP.                                        (d)                "  "
    LIBERTY PAYMENT SERVICES, INC.                               (d)                "  "
  LIBERTY NATIONAL BANK OF NORTHERN KENTUCKY                     (a)                "  "
  LIBERTY NATIONAL BANK OF OWENSBORO                             (a)                "  "
  LIBERTY NATIONAL BANK OF SHELBYVILLE                           (a)                "  "
  LIBERTY NATIONAL BANK AND TRUST COMPANY
    OF WESTERN KENTUCKY                                          (a)                "  "
  LNB ACQUISITION CORP.                                          (d)                "  "
    LIBERTY NATIONAL BANK AND TRUST COMPANY
      OF CENTRAL KENTUCKY                                        (a)                "  "
      FINANCIAL DOMINION BANKCARD SERVICES, INC.                 (d)                "  "
  BANK ONE, LEXINGTON, N.A.                                      (a)                "  "
    FS FINANCIAL SERVICES CORP. OF KENTUCKY                      (d)                "  "
    FIRST PROPERTY DEVELOPMENT CO.                               (d)                "  "
    SECURITY PROPERTY DEVELOPMENT CO.                            (d)                "  "

BANC ONE ARIZONA CORPORATION                                     (g)                "  "
  BANK ONE, ARIZONA, N.A.                                        (a)                "  "
    ARIZONA TRUST DEED CORP                                    UNKNOWN              "  "
    BANCSTAR, INC.                                               (g)                "  "
    WESTERN SECURITY LIFE INSURANCE CO.                          (g)                "  "
    WASHINGTON STREET FOODS, INC.                                (g)                "  "
    SUN COUNTRY LEASING CORP.                                    (g)                "  "
    VALLEY BANK BUILDING, INC.                                   (g)                "  "
    BANC ONE ARIZONA LEASING CORP.                               (g)                "  "
    BANC ONE ARIZONA INVESTMENT SERVICES CORP.                   (g)                "  "
    VALLEY NATIONAL FINANCIAL SERVICES CO.                       (g)                "  "
    VALLEY NATIONAL INVESTORS, INC.                              (g)                "  "
  BANK ONE, UTAH, N.A.                                           (a)                "  "
    50 WEST BROADWAY ASSOCIATES  (50%)                          (dd)                "  "
    SUN COUNTRY FINANCIAL SERVICES OF UTAH, INC.                (dd)                "  "
  BANC ONE ARIZONA INVESTMENT CORP                               (g)                "  "

BANC ONE COLORADO CORPORATION                                    (l)                "  "
  BANK ONE, WESTERN COLORADO, N.A.                               (a)                "  "
  BANK ONE, BOULDER, N.A.                                        (a)                "  "
  BANC ONE BOULDER LEASING SERVICES CORP.                        (l)                "  "
  BANK ONE, COLORADO SPRINGS, N.A.                               (a)                "  "
    BANC ONE COLORADO SPRINGS LEASING
    SERVICES CORP.                                               (l)                "  "
  BANK ONE, FORT COLLINS/LOVELAND, N.A.                          (a)                "  "
  BANK ONE, GREELEY, N.A.                                        (a)                "  "
  BANK ONE, DENVER, N.A.                                         (a)                "  "
    BANC ONE DENVER LEASING SERVICES CORP.                       (l)                "  "
  AFFILIATED BANKS BUILDING CO.                                  (l)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE ILLINOIS CORPORATION                                    (q)                "  "
  BANK ONE, PEORIA                                               (r)                "  "
  BANK ONE, BLOOMINGTON-NORMAL                                   (r)                "  "
  BANK ONE, ROCKFORD, N.A.                                       (a)                "  "
    NORTHERN ILLINOIS DEVELOPMENT CORP (30%)                     (q)                "  "
    FIRST ROCKFORD COMMUNITY DEVELOPMENT CORP.                   (q)                "  "
  BANK ONE, SPRINGFIELD                                          (r)                "  "
  MCU CORPORATION                                                (q)                "  "
    BANK ONE, CHAMPAIGN-URBANA                                   (r)                "  "
  BANK ONE, CHICAGO, N.A.                                        (a)                "  "
  BANK ONE, QUAD CITIES, N.A.                                    (a)                "  "

BANC ONE INDIANA CORPORATION                                     (e)                "  "
  AMERICAN FLETCHER REALTY CORPORATION                           (e)                "  "
  BANK ONE, BLOOMINGTON, N.A.                                    (a)                "  "
  BANK ONE, CRAWFORDSVILLE, N.A.                                 (a)                "  "
  BANK ONE, INDIANAPOLIS, N.A.                                   (a)                "  "
    BANC ONE EQUIPMENT FINANCE, INC.                             (e)                "  "
    BANK SERVICE CORP. OF INDIANA (33-1/3%)                      (e)                "  "
    BANC ONE INDIANAPOLIS AUTO LEASE, INC.                       (e)                "  "
    BIL INTERNATIONAL HOLDINGS, INC.                             (e)                "  "
      BO-UA FSC, INC.                                            (e)                "  "
      BO-FE FSC, INC.                                            (e)                "  "
      BO-LKEUA, INC.                                            (cc)                "  "
  BANK ONE, LAFAYETTE, N.A.                                      (a)                "  "
  BANK ONE, MARION, INDIANA, N.A.                                (a)                "  "
  BANK ONE, MERRILLVILLE, N.A.                                   (a)                "  "
  BANK ONE, RENSSELLAER, N.A.                                    (a)                "  "
  BANK ONE, RICHMOND, N.A.                                       (a)                "  "

BANC ONE TEXAS CORPORATION                                       (f)                "  "
  BANC ONE TEXAS SERVICE CORPORATION                             (f)                "  "
  BANK ONE, TEXAS, N.A.                                          (a)                "  "
    SOUTHMORE-TATAR CO.                                          (p)                "  "
    PSB LAND CO., INC.                                           (p)                "  "
    METROPOLITAN HOLDINGS, INC.                                  (p)                "  "
    TEXAS INVESTMENT HOLDING CORP.                               (p)                "  "
    BANC ONE TEXAS LEASING CORP.                                 (p)                "  "
    TEAM BROKERAGE, INC.                                         (p)                "  "
    TEAM LIFE INSURANCE CO.                                      (p)                "  "
    TEAMVEST, INC.                                               (p)                "  "
    TEAM BANK SERVICES, INC.                                     (p)                "  "
    BAY OPERATING CO., INC.                                      (p)                "  "
    POST OAK OPERATING, INC.                                     (p)                "  "
    WEST U21, INC.                                               (p)                "  "
    FREER PROPERTIES, INC.                                       (p)                "  "
    INDIAN PRODUCTION CO., INC.                                  (p)                "  "
    TAB ASSETS CORP.                                             (p)                "  "
    TEXAS LYRIC CORP.                                            (p)                "  "
    12603 SOUTHWEST FREEWAY, INC.                                (p)                "  "
    TEXAS ASSET ACQUISITION CORP.                                (p)                "  "

BANC ONE OKLAHOMA CORPORATION                                    (z)                "  "
  BANK ONE, OKLAHOMA CITY                                        (z)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE WEST VIRGINIA CORPORATION                               (m)                "  "
  BANK ONE, WEST VIRGINIA, N.A.                                  (a)                "  "
    CHARLESTON NATIONAL PLAZA COMPANY                            (m)                "  "
  BANK ONE, WEST VIRGINIA, WHEELING, N.A.                        (a)                "  "
  BANK ONE, WEST VIRGINIA, NEW MARTINSVILLE, N.A.                (a)                "  "
  BANK ONE, PIKEVILLE, N.A.                                      (a)                "  "
  RELIABLE MORTGAGE CO.                                          (m)                "  "
  FIRST NATIONAL REALTY CO., INC.                                (m)                "  "
  HOBBS REALTY CORP., INC.                                       (m)                "  "

BANC ONE WISCONSIN CORPORATION                                   (j)                "  "
  BANC ONE BUILDING MANAGEMENT CORPORATION                       (j)                "  "
  BANK ONE, STEVENS POINT, N.A.                                  (a)                "  "
    STEVENS POINT INVESTMENT HOLDING CORP                        (n)                "  "
  BANK ONE, ANTIGO                                               (i)                "  "
    ANTIGO INVESTMENT HOLDING COMPANY                            (n)                "  "
  BANK ONE, BEAVER DAM                                           (i)                "  "
    BEAVER DAM INVESTMENT HOLDING COMPANY                        (n)                "  "
  BANK ONE, ELKHORN, N.A.                                        (a)                "  "
    ELKHORN INVESTMENT HOLDING COMPANY                           (n)                "  "
  BANC ONE INTERNATIONAL SERVICES CORPORATION                    (j)                "  "
  BANK ONE, JANESVILLE, N.A.                                     (a)                "  "
    JANESVILLE INVESTMENT HOLDING CO.                            (n)                "  "
  BANK ONE, MADISON                                              (i)                "  "
    MADISON INVESTMENT HOLDING CO.                               (n)                "  "
  BANK ONE, MILWAUKEE, N.A.                                      (a)                "  "
    BANC ONE VENTURE CORP.                                       (j)                "  "
    MILWAUKEE INVESTMENT HOLDING CO.                             (n)                "  "
    BANC ONE WISCONSIN BANKCARD CORP.                            (j)                "  "
    BANC ONE WISCONSIN INVESTMENT SERVICES CORP.                 (j)                "  "
    BANC ONE MEZZANINE CAPITAL CORP.                             (j)                "  "
    BANC ONE WISCONSIN LEASING CORP.                             (j)                "  "
    BOMOREO, INC.                                                (j)                "  "
    CROGHAN & ASSOCIATES, INC.                                   (l)          System One, Inc.
  BANK ONE, MONROE                                               (i)               SAME
    MONROE INVESTMENT HOLDING COMPANY                            (n)                "  "
  BANK ONE, RACINE, N.A.                                         (a)                "  "
    RACINE INVESTMENT HOLDING COMPANY                            (n)                "  "
  BANK ONE, WEST BEND                                            (i)                "  "
    WEST BEND INVESTMENT HOLDING CORP.                           (n)                "  "
    BANC ONE INSURANCE SERVICES CORP.                            (j)                "  "
    HIGHWAY "P" MOTEL, INC.                                      (j)                "  "
  BANK ONE WISCONSIN TRUST CO., N.A.                             (a)                "  "
    WITRUST INVESTMENT HOLDING CO.                               (j)                "  "
  BANK ONE, APPLETON, N.A.                                       (a)                "  "
    APPLETON INVESTMENT HOLDING CO.                              (n)                "  "
  BANK ONE, FOND DU LAC                                          (i)                "  "
    FOND DU LAC INVESTMENT HOLDING CO.                           (n)                "  "
  BANK ONE, GREEN BAY                                            (i)                "  "
    GREEN BAY INVESTMENT HOLDING CO.                             (n)                "  "
  BANK ONE, OSHKOSH, N.A. (99.53%)                               (a)                "  "
    OSHKOSH INVESTMENT HOLDING CO.                               (n)                "  "
  BANK ONE, KENOSHA, N.A.                                        (a)                "  "
    FNBK INVESTMENTS, INC.                                       (j)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE COMMUNITY DEVELOPMENT CORP.                             (f)                "  "
  BANC ONE COMMUNITY DEVELOPMENT/WISCONSIN CORP                  (f)                "  "

BANC ONE SERVICES CORP.                                          (f)                "  "
  BANC ONE FINANCIAL CARD SERVICES CORP.                         (f)                "  "
    BANC ONE SERVICES FSC-I, INC.                               (cc)                "  "
  ELECTRONIC PAYMENT SERVICES, INC. (30.99996%)                  (h)                "  "
    MAS INCO CORPORATION                                         (h)                "  "
    BUYPASS INCO CORP                                            (h)                "  "
    ELECTRONIC PAYMENT SERVICE CORP                              (h)                "  "
      BUYPASS CORP                                               (w)                "  "
        DATA NOW NATIONAL SERVICES, INC.                         (w)                "  "
        EPS NETWORK CORPORATION                                  (w)                "  "
        BUYPASS PETROLEUM SYSTEMS, INC.                          (w)                "  "
        BUYPASS ELECTRONIC TRANSACTION SYSTEM, INC.              (w)                "  "
      MONEY ACCESS SERVICE, INC.                                 (h)                "  "
        METROTELLER SECURITY CORP                                (h)                "  "
        MONEY ACCESS SERVICE CORP                                (h)                "  "

FINANCE ONE CORP.                                                (f)                "  "
  BANC ONE FINANCIAL SERVICES, INC.                              (e)                "  "
    GUARDIAN AGENCY, INC.                                        (e)                "  "
      GUARDIAN AGENCY OF BLOOMINGTON, INC.                       (e)                "  "
      GUARDIAN AGENCY OF GREENCASTLE, INC.                       (e)                "  "
      GUARDIAN AGENCY OF DELPHI, INC.                            (e)                "  "
      GUARDIAN AGENCY OF FORT WAYNE, INC.                        (e)                "  "
      GUARDIAN AGENCY OF LEBANON, INC.                           (e)                "  "
      GUARDIAN AGENCY OF RUSHVILLE, INC.                         (e)                "  "
      GUARDIAN AGENCY OF VALPARAISO, INC.                        (e)                "  "
      BENEFICIAL INSURANCE AGENCY, INC.                          (e)                "  "
    BANC ONE CONSUMER DISCOUNT CO., A NON-BANKING
      AFFILIATE OF BANC ONE CORPORATION                          (e)                "  "
    BANC ONE FINANCIAL SERVICES OF MINNESOTA, INC.               (s)                "  "
  BANC ONE LEASING CORP.                                         (f)                "  "
    FM LEASING CORP                                              (l)
    BANC ONE FLORIDA CORP                                        (f)                "  "
      BANC ONE LEASING CO. OF FLORIDA                            (f)                "  "

BANC ONE CAPITAL HOLDINGS CORP.                                  (f)                "  "
  BOCC FUNDING CORP.                                             (f)                "  "
  BANC ONE CAPITAL PARTNERS CORP.                                (p)                "  "
  BANC ONE CAPITAL PARTNERS II CORP                              (f)                "  "
    CMH HOLDING CORP.                                            (f)                "  "
    BANC ONE CAPITAL PARTNERS II LIMITED PARTNERSHIP (80%)      (ee)                "  "
  BOCP HOLDINGS CORP.                                            (f)                "  "
    BANC ONE CAPITAL PARTNERS IV, LIMITED PARTNERSHIP (80%)     (ee)                "  "
    BANC ONE CAPITAL PARTNERS III, LIMITED PARTNERSHIP (80)     (bb)                "  "
    BANC ONE CAPITAL PARTNERS V, LIMITED PARTNERSHIP            (bb)                "  "
  BANC ONE CAPITAL CORP.                                         (f)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------

BANC ONE MANAGEMENT AND CONSULTING CORP.                         (f)                "  "
  BANC ONE NEW HAMPSHIRE ASSET MANAGEMENT CORP.                  (f)                "  "
  BONNET RESOURCES CORP.                                         (f)                "  "
    PINE VALLEY RESOURCES CORP.                                  (f)                "  "
      JR-1, INC.                                                 (p)                "  "
      JR-2, INC.                                                 (p)                "  "
  SUBSIDIARY CONSULTANTS, INC.                                   (p)                "  "
  BANC ONE BETA ASSET MANAGEMENT CORP.                           (f)                "  "
  FAMCO SERVICES, INC.                                           (p)                "  "
  FAMCO SERVICES II, INC.                                        (p)                "  "
  FAMCO SERVICES III, INC.                                       (p)                "  "

AFFILIATED BANKSHARES INSURANCE AGENCY, INC                      (l)                "  "

AMERICAN INSURANCE AGENCY, INC.                                  (g)                "  "

BANC ONE BETA CORP.                                              (f)                "  "

BANC ONE CARD SERVICES CORP.                                     (p)                "  "

BANC ONE COMMERCIAL LOAN ORIGINATION CORP.                       (f)                "  "

BANC ONE FOREIGN INVESTMENT HOLDING CORP.                        (f)                "  "

BANC ONE INTERIM CORP.                                           (f)                "  "

BANC ONE LIFE INSURANCE CO.                                      (g)                "  "

BANC ONE MORTGAGE CORP.                                          (h)                "  "

BANC ONE REALTY COLUMBUS CORP.                                   (f)                "  "

BANC ONE SECURITIES CORP.                                        (f)                "  "

BANC ONE STUDENT LOAN FUNDING CORP.                              (f)                "  "

STERLING ASSURANCE COMPANY                                       (f)                "  "

PREMIER ACQUISITION CORP                                         (f)                "  "

                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/94)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                           JURISDICTION OF     NAME IN WHICH
                                                            INCORPORATION       BUSINESS IS
NAME OF SUBSIDIARY                                         OR ORGANIZATION       CONDUCTED
---------------------------------------------------        ---------------     -------------












--------------------------------------
(a)   A national banking association
(b)   An Ohio banking corporation
(c)   A Michigan banking corporation
(d)   A Kentucky corporation
(e)   An Indiana corporation
(f)   An Ohio corporation
(g)   An Arizona corporation
(h)   A Delaware corporation
(i)   A Wisconsin banking corporation
(j)   A Wisconsin corporation
(k)   A Pennsylvania corporation
(l)   A Colorado corporation
(m)   A West Virginia corporation
(n)   A Nevada corporation
(o)   A Louisiana corporation
(p)   A Texas corporation
(q)   An Illinois corporation
(r)   An Illinois banking corporation
(s)   A Minnesota corporation
(t)   A Texas limited partnership
(u)   A New Hampshire corporation
(v)   A New York corporation
(w)   A Georgia corporation
(x)   A West Virginia banking corporation
(y)   A California corporation
(z)   An Oklahoma corporation
(aa)  An Oklahoma banking corporation
(bb)  An Ohio limited partnership
(cc)  A U.S. Virgin Islands corporation
(dd)  An Utah corporation
(ee)  A Delaware limited partnership


Year-end 1994
As of 2/24/95